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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2004

                         COMDISCO HOLDING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      000-499-68                54-2066534
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                         60018
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:           (847) 698-3000
                                                             -----------------

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

         On April 15, 2004, the bankruptcy court entered an order (the "Order") granting the motion (the "Motion") that was filed on February 17, 2004 by Comdisco Holding Company, Inc. (the "Company") in furtherance of its Plan of Reorganization (the "Plan"). The Company furnished a copy of the Motion to the Securities and Exchange Commission on a From 8-K pursuant to Item 9 on February 18, 2004. The Company also included a copy of the Motion in its Report to Stakeholders, dated March 2, 2004, that was distributed to holders of the Company's common stock and contingent distribution rights ("CDRs"), holders of disputed claims remaining in the bankruptcy and certain other interested parties. As proposed in the Motion and as authorized by the Order, the Company will appoint a disbursing agent, prior to August 12, 2004, to fulfill the roles of the Board of Directors and executive officers of the Company, file a certificate of dissolution and take such other measures as are necessary to complete the administration of the reorganized debtors' Plan and chapter 11 cases.

         On April 16, 2004, the Company issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that its Board of Directors had declared a cash dividend of $11.50 per share on the outstanding shares of its common stock, payable on May 6, 2004 to common stockholders of record on April 26, 2004. The Company also announced that it will make a cash payment of $.0781 per right on its CDRs, payable on May 6, 2004 to CDR holders of record on April 26, 2004.

         After giving effect to the Company's dividend payment, the present value of distributions to the initially allowed general unsecured creditors in the bankruptcy estate of Comdisco, Inc. is approximately $3.498 billion and the percentage recovery to such creditors is approximately 96 percent.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired: N/A
         (b) Pro Forma Financial Information: N/A
         (c) Exhibits:

             Exhibit No.   Description

                 99.1 Press Release of Comdisco Holding Company, Inc., dated April 16, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMDISCO HOLDING COMPANY, INC.


Dated: April 16, 2004                   By:  /s/ David S. Reynolds
                                           -----------------------------
                                           Name:  David S. Reynolds
                                           Title: Senior Vice President
                                                  and Controller



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                                  EXHIBIT INDEX

   Exhibit No.       Description

     99.1         Press release of Comdisco Holding Company, Inc., dated
                  April 16, 2004